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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) March 6, 2007

                                    KSW, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            001-32865                               11-3191686
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      (Commission File Number)         (IRS Employer Identification No.)

           37-16 23rd Street
       Long Island City, New York                              11101
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(Address of Principal Executive Offices)                     (Zip Code)

                                 (718) 361-6500
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR CURRENT OFFICERS, ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATION ARRANGEMENTS OF CERTAIN OFFICERS

I. On March 6, 2007, KSW, Inc. took the following actions with respect to the compensation of certain of its executive officers:

         1. Awarded and paid a performance bonus of $569,957 to Floyd Warkol, Chief Executive Officer, based on his written Employment Agreement dated as of January 1, 2006.

         2. Established annual base salary compensation, effective as of January 1, 2007 as follows: Richard W. Lucas, Chief Financial Officer, $142,500; James F. Oliviero, General Counsel, $180,000; and Vincent Terraferma, Chief Operating Officer of KSW's wholly owned subsidiary, KSW Mechanical Services, Inc. ("KSW Mechanical"), $ 200,000.

         3. Awarded and paid a performance bonus of $75,000 to Vincent Terraferma, Chief Operating Officer of KSW Mechanical, based on 2006 operating results.

         4. Awarded and paid bonuses as follows: Richard W. Lucas, Chief Financial Officer, $30,000 and James F. Oliviero, General Counsel, $40,000.

II. On March 6, 2007, the Compensation Committee of the Board of Directors of KSW and Floyd Warkol agreed to extend Mr. Warkol's Employment Agreement, dated as of January 1, 2006 for an additional two years. Mr. Warkol will continue to be employed as Chief Executive Officer of KSW and KSW Mechanical until December 31, 2009, under the same terms and conditions as the current Employment Agreement.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 KSW, INC.


                                                 By:    /s/ FLOYD WARKOL
                                                        -----------------------
                                                 Name:  Floyd Warkol
                                                 Title: Chief Executive Officer


Date: March 7, 2007

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